                                                                    EXHIBIT 10.1




                       First Amendment to Lease Agreement

                        (Super 8 Poplar Bluff, Missouri)


         This First Amendment to Lease Agreement (this "First Amendment") is entered into by and between Host Funding, Inc., a Maryland corporation ("Lessor"), and Crossroads Hospitality Tenant Company, L.L.C., a Delaware limited liability company ("Lessee"), and is dated effective as of October 1, 1996 (the "Effective Date").

                                    RECITALS

         A. Lessor and Lessee have previously entered into that certain Lease Agreement (Super 8 Poplar Bluff, Missouri) (the "Lease Agreement") dated March 29, 1996, by and between Lessor, as Lessor, and Lessee, as Lessee, and covering the "Leased Property" known as the Super 8 Motel, Poplar Bluff, Missouri.

         B. Lessor and Lessee now desire to modify and amend the Lease Agreement in certain respects as provided hereinbelow.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Lessor and Lessee hereby agree as follows:

         1. As of the Effective Date, Section 2 of the Lease Agreement is amended by the addition thereto of the definition of "Gross Room Revenues," as follows:

                 Gross Room Revenues: All revenues derived from the rental, sale, use or occupancy of guest rooms or meeting rooms within the Leased Property, including cash and credit transactions, but excluding sales taxes or other taxes collected from guests, or in conjunction with the rental of guest rooms or meeting rooms.

         2. As of the Effective Date, the Lease is hereby amended by the deletion therefrom of Exhibit G in its entirety, and, in place of and in substitution therefor, a new Exhibit G added, said new Exhibit G attached hereto as Exhibit "A" and incorporated herein by reference for all purposes.

         3. As of the Effective Date, the Lease Agreement is hereby amended by the deletion therefrom of Section 40 in its entirety, and, in the place of and in substitution therefor, a new Section 40 added, as follows:

         Section 40

         Capital Expenditures and Reserves

         (A) Exhibit "G" contains specific line items for necessary deferred maintenance and the costs thereof (the "Deferred Maintenance Costs"). On or before October 1, 1996, Lessor and Lessee
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will contribute into the Capital Expenditure Reserve Account their respective portions of the Deferred Maintenance Costs, all as more particularly described in attached "Exhibit G".

         (B) Not later than October 31 of each Fiscal Year, Lessee shall submit to Lessor for Lessor's approval pursuant to the provisions of Section
3.3 hereof, a Capital Expenditure Budget for the next Fiscal Year as part of Lessee's submission to Lessor of the Annual Budget. The purpose for the Capital Expenditure Budget shall be to keep the Leased Property competitive with any hotel or hotels similar in nature and type to the Leased Property in the area of the Competitive Set and to keep the Leased Property in compliance with the applicable provisions of the Franchise Agreement. The Capital Expenditure Budget shall include without limitation, the expenditures required, necessary and/or anticipated for the repair, replacement or refurbishment of carpet, soft goods, FF&E and structural and mechanical items, alterations to the Leased Property (but only in accordance with Section 10.1 hereof), reconstruction in the event of damages or destruction of the Leased Property (but only in accordance with Section 14 hereof), restoration pursuant to a Taking (but only in accordance with Section 15 of this Lease), other required or desirable capital improvements to the Leased Property or any of the components, other required or desirable capital improvements to the Leased Property or any of the components, other required or desired working capital, and such other items characterized as capital expenditures under the Uniform System (excluding, however, items required to be maintained at Lessor's cost pursuant to Section 9.1.2 of this Lease). Lessor shall maintain a separate interest bearing account referred to as the Capital Expenditure Reserve Account from which all costs and expenses reflected in an approved Capital Expenditure Budget should be paid; provided, however, Lessee shall be an authorized signatory on such account. Effective October 1, 1996, Lessor shall, within five (5) days of its receipt of the monthly profit and loss statement described in Section 25(b)(3) hereof, fund into the Capital Expenditure Reserve Account, an amount equal to six percent (6%) of the Gross Room Revenues for the preceding month (pro-rated for any partial calendar month). Lessee understands and agrees that after the approval by Lessor of any annual Capital Expenditure Reserve Budget, no monies can be expended from the Capital Expenditure Reserve Account for the applicable year which were not reflected in that year's annual Capital Expenditure Budget (or if such expenditures were reflected on the applicable budget, but were underestimated) without the prior written consent of Lessor, which will not be unreasonably withheld or delayed; provided, that in the event of an emergency necessitating expenditures for the protection of life or health or the protection of the Leased Property (a) Lessee shall immediately pay or incur the costs and expenses in its reasonable judgment necessary to insure such protection and irrespective of whether such sums are reflected on the applicable Capital Expenditure Budget, and (b) Lessor shall fund additional monies into the Capital expenditure Revenue Account with regard to same if monies in said account are insufficient to pay the costs and expenses associated with such emergency. In addition to those statements required by Section 25 hereof, Lessee agrees during the Term hereof to provide to Lessor monthly reports and invoices as to the expenditures made from the Capital Expenditure Reserve Account for the operations of the Leased Property for the immediately preceding month.

         (C) Lessor represents and warrants to the best of its knowledge, that the Leased Property is in full compliance with the Americans With Disabilities Act and all rules and regulations promulgated thereunder or in connection therewith (the "ADA Act") and has received no notice from any governmental authority, or complaint for allegation from any third party asserting that the Leased
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Property is not in full compliance with the ADA Act.

         4. As of the Effective Date, the Lease Agreement is hereby amended by the deletion therefrom of Exhibit D in its entirety, and in place of and in substitution therefor, a new Exhibit D added, said new Exhibit D is attached hereto as Exhibit "B" and incorporated herein by reference for all purposes.

         5. Except as amended hereby, the Lease Agreement remains unchanged, in full force and effect, and the binding obligation of Lessor and Lessee. Capitalized terms used herein and not otherwise defined shall have the meanings asserted thereto in the Lease Agreement.

         Executed effective as of the aforementioned Effective Date.

                                Lessor:

                                HOST FUNDING, INC., a Maryland corporation


                                By:
                                   ---------------------------------------
                                         Michael S. McNulty, President

                                LESSEE:

                                CROSSROADS HOSPITALITY TENANT
                                COMPANY, L.L.C., a Delaware limited
                                liability company



                                By: /s/ KEVIN P. KILKEARY
                                   ---------------------------------------
                                         Kevin P. Kilkeary, President
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                                  EXHIBIT "A"

                                   EXHIBIT G

                            (Poplar Bluff, Missouri)


Lessor's Contribution for Deferred Maintenance Costs            $91,565.00*

Lessee's Contribution for Deferred Maintenance Costs            $15,750.00




*    Less amounts impounded with CS First Boston Mortgage Capital Corp. for
     FF&E Reserves.
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                                                                    EXHIBIT "B"

EXHIBIT D BASE RENT MONTHLY SCHEDULE

                 JAN      FEB      MAR      APR      MAY      JUN      JUL      AUG      SEP      OCT      NOV      DEC      TOT
               -------  -------  -------  -------  -------  -------  -------  -------  -------  -------  -------  -------  --------
Poplar
 Bluff Mo.     $10,100  $11,500  $17,200  $17,800  $20,600  $21,300  $21,000  $19,700  $17,800  $19,500  $14,600  $10,900  $202,000

Lessor and Lessee agree that during the Fiscal Year 1996, Monthly Base Rent due to Lessor from Lessee will be adjusted using the following formula:

                               Monthly Base Rent

                                   reduced by

                 One Percent (1%) of Monthly Gross Room Revenue

Commencing December 1996, the base rent for the months of March, June, September and December are to be increased by an amount equal to $125.00 per room (pro rated for any partial calendar quarter) contained within the Leased Property; Commencing with 1998, this amount will be increased annually by the percentage increase of the average daily room rate for the previous year for the Leased Property. However, at no time is this amount to be more than $250.00 per room per quarter.